UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2018

CoreSite Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 500 Denver, CO (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code:  (866) 777-2673

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

Federal Income Tax Considerations

The information included on this Current Report on Form 8-K under this heading “Federal Income Tax Considerations” and the information on Exhibit 99.1 hereto update in its entirety, and are intended to replace, the discussion under the heading “Federal Income Tax Considerations” in the Registration Statement on Form S-3 (File No. 333-177052) of CoreSite Realty Corporation (the “Company”) filed with the Securities and Exchange Commission on September 28, 2011, and in the related prospectus dated October 11, 2011, and the discussion under the heading “Federal Income Tax Considerations” in the Registration Statement on Form S-3 (File No. 333-221023) of the Company filed with the Securities and Exchange Commission on October 19, 2017.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Federal Income Tax Considerations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                  July 30, 2018

CORESITE REALTY CORPORATION

By:	/s/ Jeffrey S. Finnin
Name:	Jeffrey S. Finnin
Title:	Chief Financial Officer